EXHIBIT B

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Class A common stock, par value $0.001 per share, of Clearwater Analytics Holdings, Inc. (this “Agreement”), is being filed, and all amendments thereto will be filed by WCAS XII Carbon Analytics Acquisition, L.P. as the designated filer, on behalf of each of the entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:    February 14, 2022

WCAS XII CARBON ANALYTICS ACQUISITION, L.P.
By: WCAS XII Associates LLC, its general partner

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WCAS XIII CARBON ANALYTICS ACQUISITION, L.P.
By: WCAS XIII Associates LLC, its general partner

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WCAS GP CW LLC
By: WCAS XIII Associates LLC, its managing member

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WCAS XII CARBON INVESTORS, L.P.
By: WCAS XII Associates LLC, its general partner

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WCAS XIII CARBON INVESTORS, L.P.
By: WCAS XIII Associates LLC, its general partner

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE XII, L.P.
By: WCAS XII Associates LLC, its general partner

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE XII DELAWARE, L.P.
By: WCAS XII Associates Cayman, L.P., its general partner
By: WCAS XII Associates LLC, its general partner

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE XII DELAWARE II, L.P.
By: WCAS XII Associates LLC, its general partner

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE XII CAYMAN, L.P.
By: WCAS XII Associates Cayman, L.P., its general partner
By: WCAS XII Associates LLC, its general partner

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WCAS XII ASSOCIATES CAYMAN, L.P.
By: WCAS XII Associates LLC, its general partner

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WCAS XII ASSOCIATES LLC

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member

WCAS XIII ASSOCIATES LLC

/s/ Jonathan Rather
Name:	Jonathan Rather
Title:	Managing Member